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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)           March 4, 2003
                                                 -------------------------------


                        D & K HEALTHCARE RESOURCES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        000-20348                                         43-1465483
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(Commission File Number)                       (IRS Employer Identification No.)


8256 Forsyth Blvd, St. Louis, MO                                      63105
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(Address of Principal Executive Offices)                            (Zip Code)


                                 (314) 727-3485
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              (Registrant's Telephone Number, Including Area Code)

               8000 Maryland Ave., Suite 920, St. Louis, MO 63105
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          (Former Name or Former Address, if Changed Since Last Report)



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                        D & K HEALTHCARE RESOURCES, INC.

                                    FORM 8-K

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

         See the Exhibit Index attached to this report and incorporated herein by reference.



ITEM 9.  REGULATION FD DISCLOSURE.


On March 4, 2003, D&K Healthcare Resources, Inc. issued a press release announcing that it expects to have a new credit facility of at least $500 million in place by April 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.




















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2003


                                      D & K HEALTHCARE RESOURCES, INC.


                                    By: /s/ Thomas S. Hilton
                                        ----------------------------------------
                                                  Thomas S. Hilton
                                    Senior Vice President and Chief Financial
                                    Officer













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                                  EXHIBIT INDEX


The exhibits below are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.



         Exhibit
         Number   Description

         99.1     Press release of D&K Healthcare Resources, Inc. dated March
                  4, 2003.









































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